UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 12, 2011

LMP Capital and Income Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811- 21467	47-0936930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Eighth Avenue, 49th Floor, New York, New York		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 890-7041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LMP Capital and Income Fund Inc.
CURRENT REPORT ON FORM 8-K

Item 8.01            Other Events.

On August 12, 2011, LMP Capital and Income Fund Inc. (the “Fund”) issued a press release announcing a change to the Fund’s investment policy guidelines. The Fund also announced that it will apply to the Internal Revenue Service for permission to change its fiscal year end to November 30th of each year.

Item 9. 01           Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number

99.1         Press Release of the Fund, dated August 12, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LMP Capital and Income Fund Inc. (Registrant)

Date:	August 12, 2011
/s/ William Renahan
(Signature)

Name: William Renahan
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1         Press Release of the Fund, dated August 12, 2011.